CATERPILLAR INC. SUBSIDIARIES AND AFFILIATES as of December 31, 2000)
EXHIBIT 21
Name of Company
Where Organized
A.S.V., Inc.
Minnesota
Aceros Fundidos Internacionales LLC
Delaware
Advanced Filtration Systems Inc.
Delaware
Aishin Co.
Japan
Aiwa Co., Ltd.
Japan
Akashi GS Co., Ltd.
Japan
All Parts International Inc.
Delaware
Anchor Coupling Inc.
Delaware
Aquila Mining Systems Ltd.
Canada
Asia Power Systems (Tianjin) Ltd.
China
AsiaTrak (Tianjin) Ltd.
China
Asset Works Pty Limited
Australia
Automotive Development Holdings B.V.
Netherlands
Bio-Energy Partners
Illinois
Bitelli S.p.A.
Italy
Brown Group Holdings Limited
England and Wales
Carter Machinery Company, Incorporated
Delaware
Caterpillar (Africa) (Proprietary) Limited
South Africa
Caterpillar (Bermuda) Ltd.
Bermuda
Caterpillar (China) Investment Co., Ltd.
China
Caterpillar (HK) Limited
Hong Kong
Caterpillar (Thailand) Limited
Thailand
Caterpillar (U.K.) Limited
England
Caterpillar Administracao e Participacoes S/C Ltda.
Brazil
Caterpillar Agricultural Products Inc.
Delaware
Caterpillar Americas Co.
Delaware
Caterpillar Americas Funding Inc.
Delaware
Caterpillar Americas Services, Inc.
Delaware
Caterpillar Andes S.A.
Chile
Caterpillar Arrendadora Financiera, S.A. de C.V.
Mexico
Caterpillar Asia Limited
Hong Kong
Caterpillar Asia Pte. Ltd.
Singapore
Caterpillar Asset Management Pty. Limited
Australia
Caterpillar Assurance Company Limited
Grand Cayman Island
Caterpillar Belgium S. A.
Belgium
Caterpillar Brasil Ltda.
Brazil
Caterpillar Centro de Demostraciones y Desarrollo, S.L.
Spain
Caterpillar China Limited
Hong Kong
Caterpillar Claas America LLC
Delaware
Caterpillar CMC, LLC
Delaware
Caterpillar Commercial Australia Limited
Australia
Caterpillar Commercial Holding S.A.
Switzerland
Caterpillar Commercial LLC
Delaware
Caterpillar CommercialS.A.
Belgium
Caterpillar Commercial Northern Europe Limited
England and Wales
Caterpillar Commercial Private Limited
India
Caterpillar Commercial S.A.R.L.
France
Caterpillar Commercial Services Ltd.
Canada
Caterpillar Commerciale S.R.L.
Italy
Caterpillar Corporativo Mexico, S. de R.L. de C.V.
Mexico
Caterpillar Credit Services Asia Pte. Ltd.
Singapore
Caterpillar Credito, S.A. de C.V.
Mexico
Caterpillar Distribution Services Europe B.V.B.A.
Belgium
Caterpillar Elphinstone Pty. Ltd.
Australia
Caterpillar Energy Company S.A.
Guatemala
Caterpillar EPG Limited
England and Wales
Caterpillar Export Limited US
Virgin Islands
Caterpillar Factoraje Financiero, S.A. de C.V.
Mexico
Caterpillar Finance France S.A.
France
Caterpillar Finance s.r.o.
Czech Republic
Caterpillar Financial Acquisition Funding L.L.C.
Delaware
Caterpillar Financial Asset Sales Corporation
Nevada
Caterpillar Financial Australia Limited
Australia
Caterpillar Financial Corporacion Financiera, S.A.
Spain
Caterpillar Financial Dealer Funding
Delaware
Caterpillar Financial Funding Corporation
Nevada
Caterpillar Financial Member Company
Delaware
Caterpillar Financial Nordic Services A.B.
Sweden
Caterpillar Financial Nova Scotia Corporation
Canada
Caterpillar Financial Receivables Corporation
Nevada
Caterpillar Financial Renting, S.A.
Spain
Caterpillar Financial S.A. Arrendamento Mercantil
Brazil
Caterpillar Financial S.A. Credito, Financiamento e Investimento
Brazil
Caterpillar Financial Services Argentina S.A.
Argentina
Caterpillar Financial Services (Ireland) plc
Ireland
Caterpillar Financial Services (UK) Limited
England
Caterpillar Financial Services Corporation
Delaware
Caterpillar Financial Services CR, s.r.o.
Czech Republic
Caterpillar Financial Services GmbH & Co. KG
Germany
Caterpillar Financial Services Korea, Ltd.
Korea
Caterpillar Financial Services Limited
Canada
Caterpillar Financial Services Malaysia Sdn Bhd
Malaysia
Caterpillar Financial Services Philippines Inc.
Philippines
Caterpillar Financial Services Poland Sp. zo.o.
Poland
Caterpillar Financial Services S.A
Switzerland
Caterpillar Financial Services Verwaltungs GmbH
Germany
Caterpillar Forest Products Inc.
Delaware
Caterpillar Formacion Tecnica, S. L.
Spain
Caterpillar France S.A.
France
Caterpillar GB, L.L.C.
Delaware
Caterpillar Group Limited
England and Wales
Caterpillar Group Services S.A.
Belgium
Caterpillar Holding (France) S.A.R.L.
France
Caterpillar Holding (Spain) S.L.
Spain
Caterpillar Holding (Suisse) S.A.R.L.
Switzerland
Caterpillar Holding Germany GmbH
Germany
Caterpillar Holdings Australia Ltd.
Australia
Caterpillar Hungary Ltd.
Hungary
Caterpillar Impact Products Limited
United Kingdom
Caterpillar India Private Limited
India
Caterpillar Industrial Inc.
Ohio
Caterpillar Industrial Products, Inc.
Delaware
Caterpillar Institute (WA) Pty. Ltd.
Australia
Caterpillar Insurance Co. Ltd.
Bermuda
Caterpillar Insurance Company
Missouri
Caterpillar Insurance Holdings, Inc.
Delaware
Caterpillar Insurance Services Corporation
Tennessee
Caterpillar International Finance plc
Ireland
Caterpillar International Funding S.A.R.L.
Switzerland
Caterpillar International Holding S.A.R.L.
Switzerland
Caterpillar International Investments S.A.R.L.
Switzerland
Caterpillar International Leasing L.L.C.
Delaware
Caterpillar International Services Corporation
Nevada
Caterpillar International Services del Peru S.A.
Peru
Caterpillar Investment Company
England and Wales
Caterpillar Investment Management Ltd.
Delaware
Caterpillar Leasing (Thailand) Limited
Thailand
Caterpillar Leasing Chile, S.A.
Chile
Caterpillar Leasing GmbH
Germany
Caterpillar Logistics France SAS
France
Caterpillar Logistics N.V.
Belgium
Caterpillar Logistics Services (France) SARL
France
Caterpillar Logistics Services Germany GmbH & Co. KG
Germany
Caterpillar Logistics Services Germany Verwaltungs GmbH
Germany
Caterpillar Logistics Services International N.V.
Belgium
Caterpillar Logistics Services Polska Sp.z.o.o.
Poland
Caterpillar Logistics Services Spain, S.A. Spain
Poland
Caterpillar Logistics Services (Tianjin) Ltd.
China
Caterpillar Logistics Services, Inc.
Delaware
Caterpillar Logistics Services (UK) Limited.
England and Wales
Caterpillar Materiels Routiers S.A.
France
Caterpillar Mexico, S.A. de C.V.
Mexico
Caterpillar MHI Marketing Ltd.
Japan
Caterpillar Motoren GmbH & Co. KG
Germany
Caterpillar Motoren Rostock GmbH
Germany
Caterpillar Motoren Verwaltungs-GmbH
Germany
Caterpillar New Zealand Depositary Company
Netherlands
Caterpillar New Zealand Funding Company
Netherlands
Caterpillar NZ Funding LLC
Delaware
Caterpillar NZ Funding Parent Limited
Netherlands
Caterpillar of Australia Ltd.
Australia
Caterpillar of Canada Ltd.
Canada
Caterpillar of Delaware, Inc.
Delaware
Caterpillar Overseas Credit Corporation S.A.
Switzerland
Caterpillar Overseas Investment Holding S.A.
Switzerland
Caterpillar Overseas S.A.
Switzerland
Caterpillar Paving Products Inc.
Oklahoma
Caterpillar Paving Products Xuzhou Ltd.
China
Caterpillar Peterlee Limited
England
Caterpillar Pension Trust Limited
England and Wales
Caterpillar Poland Sp. zo.o.
Poland
Caterpillar Power Systems Inc.
Delaware
Caterpillar Power Systems y Compania Limitada
Nicaragua
Caterpillar Power Ventures Corporation
Delaware
Caterpillar Power Ventures International Mauritius Ltd.
Mauritius
Caterpillar Power Ventures International, Ltd.
Bermuda
Caterpillar Redistribution Services Inc.
Delaware
Caterpillar Redistribution Services International S.A.R.L.
Switzerland
Caterpillar Rental Services Network Inc.
Delaware
Caterpillar S.A.R.L.
Switzerland
Caterpillar Securities Inc.
Delaware
Caterpillar Services Limited
Delaware
Caterpillar Servicios Mexico S. de R.L. de C.V.
Mexico
Caterpillar Skinningrove Limited
England and Wales
Caterpillar Special Services Belgium S.P.R.L
Belgium
Caterpillar Stockton Limited
England and Wales
Caterpillar Sub one, Inc.
Delaware
Caterpillar Technical Services - Europe Limited
England
Caterpillar Torreon S. de R.L. de C.V.
Mexico
Caterpillar Tosno L.L.C.
Russia
Caterpillar Transmissions (France) SARL
France
Caterpillar UK Holdings Limited
England and Wales
Caterpillar UK Employee Trust Limited
England and Wales
Caterpillar Work Tools B.V.
Netherlands
Caterpillar Work Tools Canada Ltd.
Canada
Caterpillar Work Tools GmbH & Co. KG
Germany
Caterpillar Work Tools Verwaltungs-GmbH
Germany
Caterpillar Work Tools, Inc.
Kansas
Caterpillar World Trading Corporation
Delaware
Caterpillar World Trading of Europe S.A.R.L.
Switzerland
Caterpillar Xuzhou Ltd.
China
Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.
Japan
Claas Caterpillar Europe GmbH & Co. KG
Germany
Claas Caterpillar Europe Verwaltungs GmbH
Germany
Clean World Co.
Japan
CM Custom Product Co., Ltd.
Japan
CM Human Services Co., Ltd.
Japan
CM Logistics Services Co., Ltd.
Japan
CMEC Co., Ltd.
Japan
Depositary (Bermuda) Limited
Bermuda
Dia Rental Hokuriku Co., Ltd.
Japan
Diamond Office Management Co., Ltd.
Japan
Dorman Diesels Limited
England and Wales
Diesel Engine Campaign Association
Delaware
Dynamic Automation Systems Pty. Ltd.
Australia
Easytop Limited
England and Wales
Earthmoving Resources Corporation
Japan
East Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.
Japan
EDC European Excavator Design Center GmbH & Co. KG
Germany
EDC European Excavator Design Center Verwaltungs GmbH
Germany
Elektrocieplawnia Starahowice Sp. Z.o.o.
Poland
Elphinstone Commercial Services Ltd.
Canada
EMC Testing Inc.
Delaware
Energy Services International Group, Ltd.
Delaware
Energy Services International Limited
Bermuda
Ensambladora Tecnologica de Mexico, S.A. de C.V.
Mexico
ENTECO SERVICIOS
Mexico
ESI do Brasil Ltda.
Brazil
Everton Engineering (N.I.) Limited
Northern Ireland
F. M. K. Co., Ltd.
Japan
F. Perkins Limited
England and Wales
F.G. Wilson (Engineering) HK Limited
Hong Kong
F.G. Wilson (Engineering) Limited
Northern Ireland
F.G. Wilson (Proprietary) Limited
South Africa
F.G. Wilson (USA) LLC
Delaware
F.G. Wilson Australia PTY Limited
Australia
F.G. Wilson Engineering (Dublin) Limited
Ireland
F.G. Wilson Engineering Vertriebs-GmbH
Germany
F.G. Wilson Generators India Private Limited
India
F.G. Wilson Incorporated
Delaware
F.G. Wilson Singapore Pte Limited
Singapore
FMS Equipment Rentals Inc.
Delaware
Forchester del Peru S.R.L.
Peru
Forchester do Brasil Ltda.
Brazil
Forchester International Sociedad Anonima
Uruguay
Genrent Limited
Northern Ireland
Germanischer Lloyd AG
Germany
GFCM Servicios, S.A. de C.V.
Mexico
Grupo Financiero Caterpillar Mexico, S.A. de C.V.
Mexico
Guangzhou MaK Diesel Engine Ltd.
China
Hama-rental Co.
Japan
Heroco B.V.
Netherlands
Hindustan Powerplus Limited
India
Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.
Japan
Hokken Service Co.
Japan
Hokuriku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.
Japan
Hook Up, Inc.
Delaware
Hydropro S.R.L.
Italy
Inmobiliaria Conek, S.A.
Mexico
IronPlanet.com.Inc.
Delaware
Jupiter Power Cambodia Co., Ltd.
Cambodia
Jupiter Power Holdings Ltd.
Bermuda
Kappa Energy Partners
Texas
Kasaragod Power Corporation
India
Kinki Caterpillar Mitsubishi Construction Equipment Sales, Ltd.
Japan
K-Lea Co., Ltd.
Japan
Kyoei Co.
Japan
Landfill Energy Partners I
Texas
Leo, Inc.
Washington
Let's Co., Ltd.
Japan
Lexington Real Estate Holding Corporation
Delaware
Lion S.A.
Brazil
Machida Kiko Co., Ltd.
Japan
MaK (London) Limited
United Kingdom
MaK Americas Inc.
Canada
MaK Americas Inc.
Illinois
MaK Beteiligungs GmbH
Germany
MaK Mediterranee S.A.S.
France
MaK Motoren Asia Pte. Ltd.
Singapore
Material Handling Associates, Inc.
Delaware
Mec-Track S.R.L.
Italy
Merwedehaven Beheer B.V.
Netherlands
MICA Energy Systems
Michigan
Mincom Pty Ltd
Australia
Mistubishi Caterpillar Forklift Europe B.V.
Netherlands
Mitsubishi Caterpillar Forklift America de Argentina S.A.
Argentina
Mitsubishi Caterpillar Forklift America Inc.
Delaware
Mitsubishi Caterpillar Forklift Asia Pte. Ltd.
Singapore
Motores Diesel Andino S.A.
Peru
Motores Perkins S.A.
Mexico
Motori Perkins S.P.A.
Italy
Nagano Kouki Co., Ltd.
Japan
Necoles Investments B.V.
Netherlands
Nexus International Inc.
Delaware
Nexus International Srl
Italy
Nihon Kenki Lease Co., Ltd.
Japan
NOIL Participacoes e Comercio S.A.
Brazil
Osaka Rental Co., Ltd.
Japan
OTSG, Inc.
Delaware
P. T. Caterpillar Financial Indonesia
Indonesia
P. T. Natra Raya
Indonesia
P. T. Solar Services Indonesia
Indonesia
Peoria Dredging Technologies L.L.C.
Delaware
Peoria Medical Research Corporation
Illinois
Perkins Argentina S.A.
Argentina
Perkins do Brazil Comercial Ltda.
Brazil
Perkins Engines (Asia Pacific) Pte Ltd
Singapore
Perkins Engines (Australia) Pty. Ltd.
Australia
Perkins Engines (Latin America) Inc.
Delaware
Perkins Engines (Shrewsbury) Limited
England and Wales
Perkins Engines (Stafford) Limited
England and Wales
Perkins Engines (Tianjin) Company Limited
China
Perkins Engines Company Limited
England and Wales
Perkins Engines Eastern (Singapore) Pte. Ltd.
Singapore
Perkins Engines Group Limited
England and Wales
Perkins Engines Leasing Limited
England and Wales
Perkins Engines, Inc.
Maryland
Perkins Executive Pension Trust Limited
England and Wales
Perkins France (SAS)
France
Perkins Group Limited
England and Wales
Perkins Holdings Limited
Delaware
Perkins Holdings Limited
England and Wales
Perkins International Inc.
Delaware
Perkins Limited
England and Wales
Perkins Motoren GmbH & Co. KG
Germany
Perkins Motoren Management GmbH
Germany
Perkins Pension Trust Limited
England and Wales
Perkins Power Sales & Service Limited
England and Wales
Perkins Shibaura Engines Limited
England and Wales
Perkins Technology Inc.
Delaware
Przedsiebiorstuo Energetyki Cieplncj (Bugal)
Poland
R.V.K. Energy Pvt Ltd.
India
Rapidparts Inc.
Delaware
Rapisarda Industries Srl
Italy
Rega Kyushu Co., Ltd.
Japan
Rental Sanwa Co., Ltd.
Japan
Rex World Co., Ltd.
Japan
Ryoetsu Co., Ltd.
Japan
Sabre Engines Limited
England
Sagami GS Co., Ltd.
Japan
Sanko Rental Co.
Japan
SCM Operator Training Co., Ltd.
Japan
SCM Shoji Co., Ltd.
Japan
SCM System Service Co., Ltd.
Japan
Seiryo Co., Ltd.
Japan
Servtech Limited
Ireland
Shanxi International Casting Co. Ltd.
China
Sharp Success Agriculture Ltd.
England
Shin Caterpillar Mitsubishi Ltd.
Japan
Shin Hokken Ltd.
Japan
Solar Turbines Canada Ltd./Ltee.
Canada
Solar Turbines Europe S.A.
Belgium
Solar Turbines Incorporated
Delaware
Solar Turbines International Company
Delaware
Solar Turbines Overseas Pension Scheme Trustees Limited
Guernsey
Solar Turbines Services Company
California
Solar Turbines Services Nigeria Limited
Nigeria
Solar Turbines UK Limited
England and Wales
Space Attack Co., Ltd.
Japan
STI Capital Company
Delaware
Suryachakra Power Corporation Limited
India
Systemjoin Limited
England and Wales
Tech Itoh Co., Ltd.
Japan
Tecnologia Modificada S.A. de C.V.
Mexico
The Heartland Community Development Corporation
Illinois
Tokai Caterpillar Mitsubishi Construction Equipment Sales, Ltd.
Japan
Tokuden Co.
Japan
Tokyo Rental Co., Ltd.
Japan
Tone Lease Co.
Japan
Tractor Engineers Limited
India
Tunnel Rental Co., Ltd.
Japan
Turbinas Solar de Venezuela, C.A.
Venezuela
Turbinas Solar S.A. de C.V.
Mexico
Turbo Tecnologia de Reparaciones S.A. de C.V.
Mexico
Turboservices Sdn Bhd
Malaysia
Turner Powertrain Systems Limited
England and Wales
UK Hose Assembly Limited
England
UNOC Equipment and Supply, L.L.C.
Delaware
VALA (UK) LP
United Kingdon
VALA C.V.
Netherlands
VALA Inc.
Delaware
VALA LLC
Delaware
Vanguard Hydraulic Pipelayer, Inc.
Washington
Verachtert GmbH
Germany
Veratech GmbH
Germany
Veratech Holding B.V.
Netherlands
V-Trac Holdings Limited
Cook Islands
V-Trac Infrastructure Development Company
Vietnam
West Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.
Japan
West Kanto Rental Co., Ltd.
Japan
Wright Equipment Company (Pty) Limited
South Africa
Yeep Co.
Japan